                                                                   EXHIBIT 10.15

EQUIPMENT SCHEDULE NO. 03, dated December 4, 1997,  to Master Lease Agreement,
                       --        ----------------
dated

June 18, 1997, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and
-------------
Staodyn, Inc.                                                     ("Lessee").
-----------------------------------------------------------------

This Equipment Schedule incorporates the terms and conditions of the above-referenced Master Lease Agreement.

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only
                                     -    -
transfer of possession by Lessor of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Schedule by possession.

The Equipment listed on this Schedule will be located at

5802 Breckenridge Parkway       Tampa     Hillsborough      FL      33610
--------------------------------------------------------------------------------
Address                         City      County            State   Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.
         --

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which

$2,711.36 is herewith paid in advance and the balance of the rentals is payable
---------
in 59 equal, successive, monthly payments as stated, of which the first is due
   --
on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.


===================================================================================================
Item                      Description of Equipment                          Aggregate      Monthly
 No.    (Include make, kind of unit, year, model and serial number.)         Rental        Rental
---------------------------------------------------------------------------------------------------
 1      various computer equipment more fully described on the Exhibit A    162,681.60     2,711.36
        together with all additions, attachments, and replacements thereto and proceeds thereof.
===================================================================================================
===================================================================================================
                  Date            Date of             Renewals              Purchase
Item           Lease Term      First Monthly      (No. of Years and          Option
 No.            Commences         Rental           Amount per Year)           Price
---------------------------------------------------------------------------------------------------
 1              12/18/97         12/18/97                 n/a                 $1.00
===================================================================================================

The Lease term commences on  12/18/97  .
                           ------------

The first Monthly Rental is due on 12/18/97 .
                                  ----------

The Lease term may be renewed for ___ months with the Monthly Rental for such renewal term of n/a .
               -----

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $ 1.00
                         ----

Special Provisions Instructions



ACCEPTED:  12/6/97
           -------
LESSEE:

Staodyn, Inc.
---------------------------------------------------------

By   /s/ Michael J. Newman    Title  V.P. - Finance
  ---------------------------       ---------------------


LESSOR:

The CIT Group/Equipment Financing, Inc.
----------------------------------------

By   /s/ Undrae L. Mitchell   Title  Credit Analyst
  --------------------------        ---------------------

                                   EXHIBIT A

QUANTITY                  DESCRIPTION
-------                   -----------
   1                      Optio A5400 Server Upgrade
   1                      Quadrant FastFax/Plus License Transfer Fee
                              Old Model 310 S/N 10-81737
                              New Model 620 S/N 10-TBD
   1                      JD Edwards Software License Fee
   1                      Jim Sloan, Inc. Primary Software License
                              S/N 1012345
   1                      Generic Software, Inc. Upgrade of 5OQ400
                               to as/400 620-2179 VA.R1
   1                      JT Packard & Associates, Inc. Pre-owned
                               Exide Electronics
   1                      Hawkeye Information Systems PF Risc
                               conversion


with all additions, attachments and replacements thereto and proceeds thereof.



LESSEE:

Staodyn, Inc.
-------------

By   /s/ Michael J. Newman  Title  V.P. - Finance
  -------------------------       ---------------------------



LESSOR

The CIT Group/Equipment Financing, Inc.
-----------------------------------------

By  /s/ Undrae L. Mitchell     Title  Credit Analyst
  ----------------------------       ------------------------

                                    RIDER A
                       TO EQUIPMENT SCHEDULE NO. 3 DATED
             TO MASTER LEASE AGREEMENT DATED JUNE 18, 1997 BETWEEN
             THE CIT GROUP/EQUIPMENT FINANCING, INC. AS LESSOR AND
                           STAODYN, INC., AS LESSEE

Lessee represents, warrants and agrees that as long as there is any obligations owing by the Lessee to Lessor:

1. The Lessee shall not have the right to prepay the indebtedness due under the Lease, in whole or in part, at any time during the first loan year.

2. The Lessee shall have the right to prepay the indebtedness due under the Lease in whole but not in part, during the second, third, or fourth lease years, provided that Lessee gives Lessor at least 30 days prior written notice of its intention to prepay and in addition to the prepayment of all principal, accrued interest, late charges and other amounts due under the Lease, Lessee pays a prepayment fee equal to:

     (a) five percent (5%) of the principal prepaid if such prepayment occurs during the fourth lease year,

     (b) four percent (4%) of the principal prepaid if such prepayment occurs during the third lease year,

     (c) three percent (3%) of the principal prepaid if such prepayment occurs during the second lease year,

     (d) two percent (2%) of the principal prepaid if such prepayment occurs during the first lease year.

3.   The term "lease year" as used herein, shall mean a period of twelve (12)
consecutive months. The first lease year shall commence      12-18-97   .
                                                          --------------
Subsequent lease years shall run consecutively, each commencing on the anniversary of the first lease year.

STAODYN, INC.                        THE CIT GROUP/EQUIPMENT
                                     FINANCING,INC.


By:  /s/ Michael J. Newman           By:  /s/ Undrae L. Mitchell
   ---------------------------          ------------------------
Title:   V.P. - Finance              Title:   Credit Analyst
      ------------------------             ---------------------
Date:   12/9/97                      Date:  12/18/97
     -------------------------            ----------------------

                     DELIVERY AND INSTALLATION CERTIFICATE


To: THE CIT GROUP/EQUIPMENT FINANCING, INC.

900 Ashwood Parkway
---------------------------------------------------------------
Address

Atlanta                                  GA     30338
---------------------------------------------------------------
City                                     State  Zip Code

The undersigned hereby certifies that all of the goods, chattels and equipment (all hereinafter called "equipment") described in the Equipment Schedule No. 3 dated December 4, 1997 to Master Lease Agreement dated June 18, 1997 between The CIT Group/Equipment Financing, Inc. as Lessor and the undersigned as Lessee, (the "Lease") have been furnished to the undersigned at the location designated in the Lease, that delivery and installation of the equipment have been fully completed as required, and that the equipment has been inspected and accepted by the undersigned as satisfactory on 12/9/97. The undersigned understands that you
                                   -------
are relying on the foregoing certification in your purchase of the equipment described in the Lease and, to induce you to purchase the equipment, the undersigned agrees to settle all claims, defenses, setoffs and counterclaims it may have with

various vendors                 ("Seller") directly with the Seller and will not
--------------------------------
set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor nor seller of the equipment and have no knowledge or familiarity with it.

various computer equipment more fully described on the attached Exhibit A together with all additions, attachments, and replacements thereof and proceeds thereto.

Dated: 12/9/97
       -------

LESSEE:

Staodyn, Inc.
---------------------------------------------------------------
Name of individual, corporation or partnership

By  /s/ Michael J. Newman  Title  V.P. - Finance
  ------------------------       ------------------------------
If corporation, have signed by President, Vice President or Treasurer, and give official title. If owner or partner, state which.

                                   EXHIBIT A

QUANTITY                  DESCRIPTION
--------                  -----------

   1                      Optio A5400 Server Upgrade
   1                      Quadrant FastFax/Plus License Transfer Fee
                              Old Model 310 S/N 10-81737
                              New Model 620 S/N 10-TBD
   1                      JD Edwards Software License Fee
   1                      Jim Sloan, Inc. Primary Software License
                              S/N 1012345
   1                      Generic Software, Inc. Upgrade of 5OQ400
                              to as/400 620-2179 VA.Rl
   1                      JT Packard & Associates, Inc. Pre-owned
                              Exide Electronics
   1                      Hawkeye Information Systems PF Risc
                              conversion

with all additions, attachments and replacements thereto and proceeds thereof.



LESSEE:

Staodyn, Inc.
---------------------------------------------------------------

By  /s/ Michael J. Newman  Title  V.P. - Finance
  ------------------------       ------------------------------


LESSOR:

The CIT Group/Equipment Financing, Inc.
---------------------------------------------------------------

By  /s/ Undrae L. Mitchell  Title  Credit Analyst
  -------------------------        ----------------------------

                                                    Date    12/9/97
                                                        -----------------

THE CIT GROUP/EQUIPMENT FINANCING, INC.

900 Ashwood Parkway
--------------------------------------

Atlanta, GA 30338
--------------------------------------

Gentlemen:

You are irrevocably instructed to disburse the proceeds of your loan to us, evidenced by the Equipment Schedule No. 3 dated December 4, 1997 to Master Lease Agreement dated June 18, 1997 as follows:


Payee Name                                                         Amount
-------------------------------------------------------------------------------
Option Software                                                 $    3,675.00

Quadrant Software                                               $      395.00

JD Edwards                                                      $  103,936.50

Jim Sloan                                                       $    1,500.00

Generic Software, Inc.                                          $      559.50

JT Packard and Associates                                       $   11,400.00 Paid by Staodyn

Hawkeye Information Systems                                     $      500.00

Staodyn, Inc.                                                   $   22,948.50


TOTAL                                                           $  133,514.50

Very truly yours,

Staodyn, Inc.

By: /s/ Michael J. Newman
   -----------------------